ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, CO 80112 303-824-4000	NEWS

Exhibit 99.1

Arrow Electronics Reports Third-Quarter 2025 Results

--Total Revenue Increased 13% Year over Year--

--Third-Quarter Earnings Per Share of $2.09 and Non-GAAP Earnings Per Share of $2.41, Both Above High End of Guidance--

CENTENNIAL, Colo.--(BUSINESS WIRE)- October 30, 2025--Arrow Electronics, Inc. (NYSE:ARW) today announced financial results for its third quarter of 2025.

“The third quarter marked another period of progress for Arrow as we executed against our strategic priorities,” said Bill Austen, Arrow’s interim president and chief executive officer. “I’m pleased to share that we delivered solid revenue and earnings per share during the quarter, bolstered by meaningful contributions from both our global components and enterprise computing solutions segments as we delivered high-quality, innovative technology solutions to our customers.”

“These results were especially notable as they were achieved within a market that continues to gradually recover from a prolonged cyclical correction," said Mr. Austen. "The fundamentals across our business remain resilient, and we are well-positioned to emerge from this environment with improved momentum, underpinned by the decisive actions we are taking to continue driving strong operational and financial performance. As we head into the fourth quarter, I remain confident in Arrow’s path forward and the long-term growth opportunities ahead as we drive disciplined execution, strengthen our customer partnerships and deliver sustainable value for our shareholders.”

Arrow Consolidated
	Quarter Ended			Nine Months Ended
	September 27,	September 28,		September 27,	September 28,
(in millions except per share data)	2025	2024	Change	2025	2024	Change
Consolidated sales	$7,713	$6,823	13%	$22,107	$20,640	7%
Net income attributable to shareholders	109	101	9%	377	293	29%
Net income per diluted share	2.09	1.88	11%	7.19	5.42	33%
Non-GAAP net income attributable to shareholders (1)	126	128	(1)%	348	410	(15)%
Non-GAAP net income per diluted share (1)	2.41	2.38	1%	6.64	7.59	(13)%

In the third quarter of 2025, sales increased 13 percent year over year, and increased 11 percent year over year on a constant currency basis. Changes in foreign currencies had a positive impact on growth of $128 million on sales and $0.08 on earnings per share on a diluted basis compared to the third quarter of 2024.

Global Components

Global Components
	Quarter Ended			Nine Months Ended
	September 27,	September 28,		September 27,	September 28,
(in millions)	2025	2024	Change	2025	2024	Change
Global components sales	$5,556	$4,946	12%	$15,619	$15,170	3%
Global components operating income	197	189	5%	556	624	(11)%
Global components non-GAAP operating income (1)	199	193	3%	561	654	(14)%

In the third quarter of 2025, global components sales increased 12 percent year over year, and increased 11 percent year over year on a constant currency basis. Americas components third-quarter sales increased 4 percent year over year. EMEA components third-quarter sales increased 12 percent year over year and increased 6 percent year over year on a constant currency basis. Asia-Pacific components third-quarter sales increased 19 percent year over year.

1

ARROW ELECTRONICS, INC. 9151 EAST PANORAMA CIRCLE CENTENNIAL, CO 80112 303-824-4000	NEWS

Global Enterprise Computing Solutions

Global Enterprise Computing Solutions (ECS)
	Quarter Ended			Nine Months Ended
	September 27,	September 28,		September 27,	September 28,
(in millions)	2025	2024	Change	2025	2024	Change
Global ECS sales	$2,156	$1,877	15%	$6,487	$5,471	19%
Global ECS operating income	64	76	(16)%	238	250	(5)%
Global ECS non-GAAP operating income (1)	65	77	(16)%	241	253	(5)%

In the third quarter of 2025, global ECS sales increased 15 percent year over year, and increased 12 percent year over year on a constant currency basis. Global ECS billings increased 14 percent year over year. Global ECS third-quarter operating income and non-GAAP operating income decreased 16 percent year over year due to $21 million of charges on multi-year contracts that have underperformed. EMEA ECS third-quarter sales increased 34 percent year over year and increased 27 percent year over year on a constant currency basis. Americas ECS third-quarter sales decreased 1 percent year over year.

1 A reconciliation of non-GAAP financial measures to GAAP financial measures is presented in the reconciliation tables included herein.

2

Fourth-Quarter 2025 Outlook

●	Consolidated sales of $7.80 billion to $8.40 billion, with global components sales of $5.10 billion to $5.50 billion, and global enterprise computing solutions sales of $2.70 billion to $2.90 billion
●	Net income per share on a diluted basis of $3.08 to $3.28, and non-GAAP net income per share on a diluted basis of $3.44 to $3.64
●	Average tax rate in the range of 23 percent to 25 percent
●	Interest expense of approximately $60 million
●	Changes in foreign currencies to increase sales by approximately $226 million, and earnings per share on a diluted basis by $0.22 compared to the fourth quarter of 2024
●	Changes in foreign currencies to decrease quarter-over-quarter growth in sales by $12 million, and earnings per share on a diluted basis will be flat compared to the third quarter of 2025

Fourth-Quarter 2025 GAAP to non-GAAP Outlook Reconciliation
NON-GAAP SALES RECONCILIATION
	Quarter Ended			Quarter Ended
	December 31,	December 31,		December 31,	September 27,
(in billions)	2025	2024	% Change	2025	2025	% Change

Global components sales, GAAP	$5.10 - 5.50	$4.81	6% - 14%	$5.10 - 5.50	$5.56	(8)% - (1)%
Impact of changes in foreign currencies	—	0.11		—	(0.01)
Global components sales, constant currency	$5.10 - 5.50	$4.92	4% - 12%	$5.10 - 5.50	$5.55	(8)% - (1)%

Global ECS sales, GAAP	$2.70 - 2.90	$2.47	9% - 17%	$2.70 - 2.90	$2.16	25% - 34%
Impact of changes in foreign currencies	—	0.12		—	(0.01)
Global ECS sales, constant currency	$2.70 - 2.90	$2.59	4% - 12%	$2.70 - 2.90	$2.15	26% - 35%

NON-GAAP EARNINGS RECONCILIATION
	Reported	Intangible amortization	Restructuring &
	GAAP measure	expense	integration charges	Non-GAAP measure
Net income per diluted share	$3.08 to $3.28	$0.07	$0.29	$3.44 to $3.64

3

Earnings Presentation

Please refer to the earnings presentation, which can be found at investor.arrow.com, as a supplement to the company’s earnings release. The company may use this website as a means of disclosing material, non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the website noted above, in addition to following the company’s press releases, SEC filings, and public conference calls and webcasts.

Webcast and Conference Call Information

Arrow Electronics will host a conference call to discuss third-quarter 2025 financial results on October 30, 2025, at 4:30 p.m. ET.

A live webcast of the conference call will be available via the events section of investor.arrow.com or by accessing the webcast link directly at https://events.q4inc.com/attendee/735530136. Shortly after the conclusion of the conference call, a webcast replay will be available on the Arrow website for one year.

About Arrow Electronics

Arrow Electronics (NYSE:ARW) sources and engineers technology solutions for thousands of leading manufacturers and service providers. With global 2024 sales of $28 billion, Arrow’s portfolio enables technology across major industries and markets. Learn more at arrow.com.

Key Business Metrics

Management uses gross billings as an operational metric to monitor operating performance of its global ECS reportable segment, including sales performance by geographic region, as it provides meaningful supplemental information to the reader in evaluating the overall performance of the global ECS business. The company uses this key metric to develop financial forecasts, make strategic decisions, and prepare and approve annual budgets. Gross billings represent amounts invoiced to customers for goods and services during a specified period and do not include the impact of recording sales on a net basis or sales adjustments, such as trade discounts and other allowances. The use of gross billings has certain limitations as an analytical tool and should not be considered in isolation or as a substitute for revenue.

Information Relating to Forward-Looking Statements

This press release includes “forward-looking statements,” as the term is defined under the federal securities laws. Forward-looking statements are those statements which are not statements of historical or current fact. These forward-looking statements can be identified by forward-looking words such as “expects,” “anticipates,” “intends,” “plans,” “may,” “will,” “would,” “could,” “believes,” “seeks,” “projected,” “potential,” “estimates,” and similar expressions. Such forward-looking statements in this press release include, but are not limited to, statements regarding: Arrow’s future financial performance, including its outlook on financial results for the fourth quarter of fiscal 2025 such as sales, net income per diluted share, non-GAAP net income per diluted share, average tax rate, interest and other expense, impact to sales due to changes in foreign currencies, the impact on global components fourth quarter sales of certain Arrow Chinese subsidiaries being placed on the BIS Entity List , industry trends and expectations regarding market demand and conditions, and shareholder returns. These and other forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ materially from such statements for a variety of reasons, including, but not limited to: unfavorable economic conditions; disruptions, shortages, or inefficiencies in the supply chain; trade protection measures, tariffs, increased trade tensions, trade agreements and policies, and other restrictions, duties, and value-added taxes, and the associated macroeconomic impacts; non-compliance with certain regulations, such as trade, export, antitrust, and anti-corruption laws, or regulatory restrictions relating to the company or its subsidiaries or the permissibility of third-parties to transact therewith; the inability to realize sufficient sales to cover non-cancellable purchase obligations under certain ECS distribution agreements; management transitions, including the separation of Mr. Sean Kerins from the company and the appointment of Mr. Austen as the company’s interim president and chief executive officer; the incurrence of additional charges not currently contemplated and failure to realize contemplated cost savings due to unanticipated events that may occur in connection with the implementation of the company’s restructuring initiatives; political instability and changes; impacts of military conflict and sanctions; industry conditions; changes in product supply, pricing and customer demand; competition; other vagaries in the global components and the global ECS markets; deteriorating economic conditions, including economic recession, inflation, tax rates, foreign currency exchange rates, or the availability of capital; the effects of natural or man-made catastrophic events; changes in relationships with key suppliers; increased profit margin pressure; changes in legal and regulatory matters; foreign tax and other loss contingencies; breaches of security or privacy of business information and information system failures, including related to current or future implementations, integrations and upgrades; outbreaks, epidemics, pandemics, or public health crises; executive orders and regulatory trends and the resulting legal and reputational exposure, including but not limited to those relating to environmental, social, governance, cybersecurity, data privacy, and artificial intelligence issues; and the company's ability to generate positive cash flow. For a further discussion of these and other factors that could cause the company's future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company's most recent Quarterly

4

Report on Form 10-Q and the company's most recent Annual Report on Form 10-K, as well as in other filings the company makes with the Securities and Exchange Commission. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward-looking statements.

Certain Non-GAAP Financial Information

In addition to disclosing financial results that are determined in accordance with accounting principles generally accepted in the United States (“GAAP”), the company also provides certain non-GAAP financial information. The company provides the following non-GAAP metrics: sales, operating income (including by business segment), income before income taxes, provision for income taxes, consolidated net income, noncontrolling interest, net income attributable to shareholders, effective tax rate, and net income per share on a diluted basis. The foregoing non-GAAP measures are adjusted by certain of the following, as applicable: impact of changes in foreign currencies (referred to as “changes in foreign currencies” or “on a constant currency basis”) by re-translating prior-period results at current period foreign exchange rates; identifiable intangible asset amortization, restructuring, integration, and other; net gains (losses) on investments; impact from tax settlements related to the U.S. federal tax law changes enacted as part of the 2017 Tax Cuts and Jobs Act (“impact of Tax Act settlements”); and inventory write downs (recoveries) related to the wind down of a businesses within the global components reportable segment (“impact of wind down”). Management believes that providing this additional information is useful to the reader to better assess and understand the company’s operating performance and future prospects in the same manner as management, especially when comparing results with previous periods. Management typically monitors the business as adjusted for these items, in addition to GAAP results, to understand and compare operating results across accounting periods, for internal budgeting purposes, for short- and long-term operating plans, and to evaluate the company's financial performance. However, analysis of results on a non-GAAP basis should be used as a complement to, in conjunction with, and not as a substitute for, data presented in accordance with GAAP.

Contacts
Investors:	Michael Nelson,
Investor Relations
720-654-9893

Media:	John Hourigan,
Vice President, Public Affairs and Corporate Marketing
303-824-4586

5

ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)

(Unaudited)

	Quarter Ended		Nine Months Ended
	September 27, 2025	September 28, 2024	September 27, 2025	September 28, 2024

Sales	$7,712,541	$6,823,319	$22,106,505	$20,640,447
Cost of sales	6,877,227	6,038,491	19,648,542	18,151,349
Gross profit	835,314	784,828	2,457,963	2,489,098
Operating expenses:
Selling, general, and administrative	587,866	534,508	1,751,172	1,670,429
Depreciation and amortization	32,793	40,592	103,765	123,356
Restructuring, integration, and other	35,648	34,466	74,880	121,859
	656,307	609,566	1,929,817	1,915,644
Operating income	179,007	175,262	528,146	573,454
Equity in earnings of affiliated companies	463	1,002	1,124	1,912
Gain (loss) on investments, net	4,859	3,757	108,975	(760)
Loss on extinguishment of debt	—	—	—	(1,657)
Post-retirement expense	(664)	(979)	(1,950)	(2,892)
Interest and other financing expense, net	(54,875)	(62,947)	(171,340)	(209,442)
Income before income taxes	128,790	116,095	464,955	360,615
Provision for income taxes	19,528	15,198	88,807	66,996
Consolidated net income	109,262	100,897	376,148	293,619
Noncontrolling interests	69	330	(514)	753
Net income attributable to shareholders	$109,193	$100,567	$376,662	$292,866
Net income per share:
Basic	$2.11	$1.90	$7.25	$5.48
Diluted	$2.09	$1.88	$7.19	$5.42
Weighted-average shares outstanding:
Basic	51,695	53,010	51,935	53,476
Diluted	52,141	53,475	52,381	53,999

6

ARROW ELECTRONICS, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands except par value)

(Unaudited)

	September 27, 2025	December 31, 2024

ASSETS
Current assets:
Cash and cash equivalents	$213,612	$188,807
Accounts receivable, net	15,656,816	13,030,991
Inventories	4,728,011	4,709,706
Other current assets	539,863	471,909
Total current assets	21,138,302	18,401,413
Property, plant, and equipment, at cost:
Land	5,691	5,691
Buildings and improvements	194,658	194,061
Machinery and equipment	1,709,467	1,623,228
	1,909,816	1,822,980
Less: Accumulated depreciation and amortization	(1,434,017)	(1,353,720)
Property, plant, and equipment, net	475,799	469,260
Investments in affiliated companies	58,136	57,299
Intangible assets, net	81,786	96,706
Goodwill	2,117,017	2,055,295
Other assets	655,448	677,734
Total assets	$24,526,488	$21,757,707
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$13,126,538	$11,047,470
Accrued expenses	1,304,479	1,238,714
Short-term borrowings, including current portion of long-term debt	10,818	349,978
Total current liabilities	14,441,835	12,636,162
Long-term debt	3,118,668	2,773,783
Other liabilities	490,366	516,234

Equity:
Shareholders’ equity:
Common stock, par value $1:
Authorized - 160,000 shares in both 2025 and 2024
Issued - 55,827 and 55,592 shares in 2025 and 2024, respectively	55,827	55,592
Capital in excess of par value	579,672	562,080
Treasury stock (4,316 and 3,420 shares in 2025 and 2024, respectively), at cost	(432,809)	(328,078)
Retained earnings	6,357,488	5,980,826
Accumulated other comprehensive loss	(159,447)	(509,269)
Total shareholders’ equity	6,400,731	5,761,151
Noncontrolling interests	74,888	70,377
Total equity	6,475,619	5,831,528
Total liabilities and equity	$24,526,488	$21,757,707

7

ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Quarter Ended
	September 27, 2025	September 28, 2024
Cash flows from operating activities:
Consolidated net income:	$109,262	$100,897
Adjustments to reconcile consolidated net income to net cash (used for) provided by operations:
Depreciation and amortization	32,793	40,592
Amortization of stock-based compensation	(9,752)	8,487
Equity in earnings of affiliated companies	(463)	(1,002)
Deferred income taxes	(66)	(12,889)
Gain on investments, net	(5,540)	(3,686)
Other	225	(670)
Change in assets and liabilities, net of effects of acquired businesses:
Accounts receivable, net	(395,610)	(701,168)
Inventories	18,776	169,211
Accounts payable	(78,464)	550,797
Accrued expenses	(12,657)	(83,506)
Other assets and liabilities	59,812	13,495
Net cash (used for) provided by operating activities	(281,684)	80,558
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(30,276)	(18,519)
Other	—	10,677
Net cash used for investing activities	(30,276)	(7,842)
Cash flows from financing activities:
Change in short-term and other borrowings	(444,953)	549,451
Proceeds from (repayments of) long-term bank borrowings, net	751,880	(613,449)
Redemption of notes	—	(500,000)
Net proceeds from note offering	—	494,886
Proceeds from exercise of stock options	226	585
Repurchases of common stock	(630)	(51,051)
Other	—	(899)
Net cash used for financing activities	306,523	(120,477)
Effect of exchange rate changes on cash	(2,921)	82,752
Net (decrease) increase in cash and cash equivalents	(8,358)	34,991
Cash and cash equivalents at beginning of period	221,970	213,009
Cash and cash equivalents at end of period	$213,612	$248,000

8

ARROW ELECTRONICS, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Nine Months Ended
	September 27, 2025	September 28, 2024
Cash flows from operating activities:
Consolidated net income:	$376,148	$293,619
Adjustments to reconcile consolidated net income to net cash (used for) provided by operations:
Depreciation and amortization	103,765	123,356
Amortization of stock-based compensation	20,448	30,187
Equity in earnings of affiliated companies	(1,124)	(1,912)
Deferred income taxes	5,185	(20,287)
Loss on extinguishment of debt	—	1,657
(Gain) loss on investments, net	(109,435)	925
Other	(77)	4,346
Change in assets and liabilities, net of effects of acquired businesses:
Accounts receivable, net	(2,292,091)	512,394
Inventories	65,225	662,685
Accounts payable	1,871,455	(687,015)
Accrued expenses	(94,367)	189,537
Other assets and liabilities	(81,033)	(305,543)
Net cash (used for) provided by operating activities	(135,901)	803,949
Cash flows from investing activities:
Acquisition of property, plant, and equipment	(73,873)	(70,155)
Proceeds from settlement of net investment hedges	24,858	10,635
Proceeds from sale of investments in equity securities	100,000	—
Other	—	6,494
Net cash provided by (used for) investing activities	50,985	(53,026)
Cash flows from financing activities:
Change in short-term and other borrowings	9,852	(595,069)
Proceeds from long-term bank borrowings, net	338,223	60,158
Redemption of notes	(350,000)	(1,000,000)
Net proceeds from note offering	—	989,564
Proceeds from exercise of stock options	3,427	5,353
Repurchases of common stock	(110,779)	(214,352)
Other	(148)	(1,040)
Net cash used for financing activities	(109,425)	(755,386)
Effect of exchange rate changes on cash	219,146	34,410
Net increase in cash and cash equivalents	24,805	29,947
Cash and cash equivalents at beginning of period	188,807	218,053
Cash and cash equivalents at end of period	$213,612	$248,000

9

ARROW ELECTRONICS, INC.

ECS Gross Billings

(In thousands)

(Unaudited)

Global Enterprise Computing Solutions - Gross Billings(1)
	Quarter Ended			Nine Months Ended
	September 27,	September 28,		September 27,	September 28,
	2025	2024	Change	2025	2024	Change
Gross billings:
Americas ECS	$2,713,373	$2,576,302	5%	$7,564,869	$7,381,257	2%
EMEA ECS	2,476,599	1,983,482	25%	7,404,025	6,060,010	22%
Global ECS	$5,189,972	$4,559,784	14%	$14,968,894	$13,441,267	11%

(1)	Refer to page 4 for discussion about key business metrics. Gross billings are not a substitute for revenue.

b

10

ARROW ELECTRONICS, INC.

NON-GAAP SALES RECONCILIATION

(In thousands)

(Unaudited)

	Quarter Ended
	September 27, 2025	September 28, 2024	% Change

Consolidated sales, as reported	$7,712,541	$6,823,319	13.0%
Impact of changes in foreign currencies	—	128,227
Consolidated sales, constant currency	$7,712,541	$6,951,546	10.9%

Global components sales, as reported	$5,556,392	$4,946,059	12.3%
Impact of changes in foreign currencies	—	77,535
Global components sales, constant currency	$5,556,392	$5,023,594	10.6%

Americas components sales, as reported	$1,708,840	$1,638,459	4.3%
Impact of changes in foreign currencies	—	541
Americas components sales, constant currency	$1,708,840	$1,639,000	4.3%

EMEA components sales, as reported	$1,443,607	$1,289,786	11.9%
Impact of changes in foreign currencies	—	78,042
EMEA components sales, constant currency	$1,443,607	$1,367,828	5.5%

Asia components sales, as reported	$2,403,945	$2,017,814	19.1%
Impact of changes in foreign currencies	—	(1,048)
Asia components sales, constant currency	$2,403,945	$2,016,766	19.2%

Global ECS sales, as reported	$2,156,149	$1,877,260	14.9%
Impact of changes in foreign currencies	—	50,692
Global ECS sales, constant currency	$2,156,149	$1,927,952	11.8%

Americas ECS sales, as reported	$1,021,950	$1,033,115	(1.1)%
Impact of changes in foreign currencies	—	(877)
Americas ECS sales, constant currency	$1,021,950	$1,032,238	(1.0)%

EMEA ECS sales, as reported	$1,134,199	$844,145	34.4%
Impact of changes in foreign currencies	—	51,569
EMEA ECS sales, constant currency	$1,134,199	$895,714	26.6%

11

ARROW ELECTRONICS, INC.

NON-GAAP SALES RECONCILIATION

(In thousands)

(Unaudited)

	Nine Months Ended
	September 27, 2025	September 28, 2024	% Change

Consolidated sales, as reported	$22,106,505	$20,640,447	7.1%
Impact of changes in foreign currencies	—	167,185
Consolidated sales, constant currency	$22,106,505	$20,807,632	6.2%

Global components sales, as reported	$15,619,012	$15,169,507	3.0%
Impact of changes in foreign currencies	—	96,532
Global components sales, constant currency	$15,619,012	$15,266,039	2.3%

Americas components sales, as reported	$4,984,932	$4,807,991	3.7%
Impact of changes in foreign currencies	—	44
Americas components sales, constant currency	$4,984,932	$4,808,035	3.7%

EMEA components sales, as reported	$4,210,552	$4,385,787	(4.0)%
Impact of changes in foreign currencies	—	104,962
EMEA components sales, constant currency	$4,210,552	$4,490,749	(6.2)%

Asia components sales, as reported	$6,423,528	$5,975,729	7.5%
Impact of changes in foreign currencies	—	(8,474)
Asia components sales, constant currency	$6,423,528	$5,967,255	7.6%

Global ECS sales, as reported	$6,487,493	$5,470,940	18.6%
Impact of changes in foreign currencies	—	70,653
Global ECS sales, constant currency	$6,487,493	$5,541,593	17.1%

Americas ECS sales, as reported	$2,984,638	$2,904,933	2.7%
Impact of changes in foreign currencies	—	(8,936)
Americas ECS sales, constant currency	$2,984,638	$2,895,997	3.1%

EMEA ECS sales, as reported	$3,502,855	$2,566,007	36.5%
Impact of changes in foreign currencies	—	79,589
EMEA ECS sales, constant currency	$3,502,855	$2,645,596	32.4%

12

ARROW ELECTRONICS, INC.

NON-GAAP EARNINGS RECONCILIATION

(In thousands except per share data)

(Unaudited)

Three months ended September 27, 2025
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items(2)	Other(3)	measure
Operating income	$179,007	$4,766	$35,648	$(1,989)	$—	$—	$217,432
Income before income taxes	128,790	4,766	35,648	(1,989)	—	(4,859)	162,356
Provision for income taxes	19,528	1,162	9,302	(629)	8,359	(1,166)	36,556
Consolidated net income	109,262	3,604	26,346	(1,360)	(8,359)	(3,693)	125,800
Noncontrolling interests	69	—	—	—	—	—	69
Net income attributable to shareholders	$109,193	$3,604	$26,346	$(1,360)	$(8,359)	$(3,693)	$125,731
Net income per diluted share (6)	$2.09	$0.07	$0.51	$(0.03)	$(0.16)	$(0.07)	$2.41
Effective tax rate (7)	15.2%						22.5%

1

Three months ended September 28, 2024
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items	Other(3)	measure
Operating income	$175,262	$7,308	$34,466	$(1,857)	$—	$—	$215,179
Income before income taxes	116,095	7,308	34,466	(1,857)	—	(3,757)	152,255
Provision for income taxes	15,198	1,819	8,592	(444)	—	(902)	24,263
Consolidated net income	100,897	5,489	25,874	(1,413)	—	(2,855)	127,992
Noncontrolling interests	330	136	—	—	—	—	466
Net income attributable to shareholders	$100,567	$5,353	$25,874	$(1,413)	$—	$(2,855)	$127,526
Net income per diluted share (6)	$1.88	$0.10	$0.48	$(0.03)	$—	$(0.05)	$2.38
Effective tax rate (7)	13.1%						15.9%

13

ARROW ELECTRONICS, INC.

NON-GAAP EARNINGS RECONCILIATION

(In thousands except per share data)

(Unaudited)

Nine months ended September 27, 2025
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items(2)	Other(4)	measure
Operating income	$528,146	$14,996	$74,880	$(6,628)	$—	$172	$611,566
Income before income taxes	464,955	14,996	74,880	(6,628)	—	(108,803)	439,400
Provision for income taxes	88,807	3,686	19,400	(2,099)	8,143	(26,102)	91,835
Consolidated net income	376,148	11,310	55,480	(4,529)	(8,143)	(82,701)	347,565
Noncontrolling interests	(514)	156	—	—	—	—	(358)
Net income attributable to shareholders	$376,662	$11,154	$55,480	$(4,529)	$(8,143)	$(82,701)	$347,923
Net income per diluted share (6)	$7.19	$0.21	$1.06	$(0.09)	$(0.16)	$(1.58)	$6.64
Effective tax rate (7)	19.1%						20.9%

Nine months ended September 28, 2024
	Reported	Intangible	Restructuring,	Impact of	Non
	GAAP	amortization	Integration	Wind	recurring		Non-GAAP
	measure	expense	and other	Down(1)	tax items	Other(5)	measure
Operating income	$573,454	$22,310	$121,859	$10,229	$—	$—	$727,852
Income before income taxes	360,615	22,310	121,859	10,229	—	2,417	517,430
Provision for income taxes	66,996	5,562	30,820	2,447	—	580	106,405
Consolidated net income	293,619	16,748	91,039	7,782	—	1,837	411,025
Noncontrolling interests	753	406	—	—	—	—	1,159
Net income attributable to shareholders	$292,866	$16,342	$91,039	$7,782	$—	$1,837	$409,866
Net income per diluted share (6)	$5.42	$0.30	$1.69	$0.14	$—	$0.03	$7.59
Effective tax rate (7)	18.6%						20.6%

(1) Includes write-downs (recoveries) of inventory related to the wind down of businesses.

(2) Includes impacts from tax settlements related to U.S. federal tax law changes enacted as part of the 2017 Tax Cuts and Jobs Act.

(3) Other includes gain on investments, net.

(4) Other includes gain on investments, net, and employee severance and benefits costs not related to restructuring initiatives presented in cost of sales.

(5) Other includes (gain) loss on investments, net and loss on extinguishment of debt.

(6) The sum of the components for non-GAAP diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

(7) The items as shown in this table, represent the reconciling items for the tax rate as reported and as a non-GAAP measure.

14

ARROW ELECTRONICS, INC.

SEGMENT INFORMATION

(In thousands)

(Unaudited)

	Quarter Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2025	2024	2025	2024
Sales:
Global components	$5,556,392	$4,946,059	$15,619,012	$15,169,507
Global ECS	2,156,149	1,877,260	6,487,493	5,470,940
Consolidated	$7,712,541	$6,823,319	$22,106,505	$20,640,447
Operating income (loss):
Global components (a)	$197,355	$188,600	$555,548	$624,363
Global ECS (b)	63,744	75,614	238,027	249,654
Corporate (c)	(82,092)	(88,952)	(265,429)	(300,563)
Consolidated	$179,007	$175,262	$528,146	$573,454

(a)	Global components operating income includes recoveries of $2.0 million and $6.6 million in inventory write-downs related to the wind down of a business for the third quarter and first nine months of 2025, respectively, and a reversal of $1.9 million and charges of $10.2 million in inventory write-downs related to the wind down of a business for the third quarter and first nine months of 2024, respectively.
(b)	During the third quarter and first nine months of 2025, global ECS operating income includes $21.4 million and $25.2 million in losses related to under performance of the non-cancellable multi-year purchase obligaions. For the first nine months of 2024, global ECS operating income includes a reversal of $20.0 million for aged receivables that were collected, related to the same customer, which was taken during the second quarter of 2024
(c)	Corporate operating loss includes restructuring, integration, and other charges of $35.6 million and $74.9 million for the third quarter and first nine months of 2025, respectively, and $34.5 million and $121.9 million for the third quarter and first nine months of 2024, respectively.

15

ARROW ELECTRONICS, INC.

NON-GAAP SEGMENT RECONCILIATION

(In thousands)

(Unaudited)

	Quarter Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2025	2024	2025	2024
Global components gross profit, as reported	$609,101	$564,460	$1,755,500	$1,835,034
Impact of wind down to inventory	(1,989)	(1,857)	(6,628)	10,229
Other	—	—	172	—
Global components non-GAAP gross profit	$607,112	$562,603	$1,749,044	$1,845,263
Global components gross profit as a percentage of sales, as reported	11.0%	11.4%	11.2%	12.1%
Global components non-GAAP gross profit as a percentage of sales	10.9%	11.4%	11.2%	12.2%

Global ECS gross profit, as reported	$226,213	$220,368	$702,463	$654,064
Global ECS gross profit as a percentage of sales, as reported	10.5%	11.7%	10.8%	12.0%

	Quarter Ended		Nine Months Ended
	September 27,	September 28,	September 27,	September 28,
	2025	2024	2025	2024
Global components operating income, as reported	$197,355	$188,600	$555,548	$624,363
Intangible assets amortization expense	3,838	6,247	12,221	19,134
Impact of wind down to inventory	(1,989)	(1,857)	(6,628)	10,229
Other	—	—	172	—
Global components non-GAAP operating income	$199,204	$192,990	$561,313	$653,726
Global components operating income as a percentage of sales, as reported	3.6%	3.8%	3.6%	4.1%
Global components non-GAAP operating income as a percentage of sales	3.6%	3.9%	3.6%	4.3%

Global ECS operating income, as reported	$63,744	$75,614	$238,027	$249,654
Intangible assets amortization expense	928	1,061	2,775	3,176
Global ECS non-GAAP operating income	$64,672	$76,675	$240,802	$252,830
Global ECS operating income as a percentage of sales, as reported	3.0%	4.0%	3.7%	4.6%
Global ECS non-GAAP operating income as a percentage of sales	3.0%	4.1%	3.7%	4.6%

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NON-GAAP SEGMENT RECONCILIATIONS

16